UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Bristol-Myers Squibb Company
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EXPLANATORY NOTE

The following materials supplement the Definitive Proxy Statement filed by Bristol-Myers Squibb Company (the “Company”) with the Securities and Exchange Commission on March 23, 2017. Beginning on April 18, 2017, these materials are being provided to certain shareholders of the Company in connection with the solicitation of proxies for the Company’s 2017 Annual Meeting of Shareholders to be held on May 2, 2017.

2017 Proxy Season Update Spring 2017 NOT FOR PRODUCT PROMOTIONAL USE

Specialty BioPharma Company K ey Th erapeu tic A reas Bristol-Myers Squibb combines the agility of a biotech company with the resources and stability of a large pharmaceutical company Oncology Delivered 12 new products in past 6 years 19 major market approvals in 2016 – Immunoscience – Our research and development pipeline supports our strong presence in key therapeutic areas Cardiovascular Fibrotic Diseases NOT FOR PRODUCT PROMOTIONAL USE 2 Our mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases

2016 Highlights We have achieved significant growth across key product portfolios, building on the strategic foundation established by our transformation to a specialty biopharmaceutical company $1,603 3500 $4, 000 $1, 800 $2, 500 $1, 200 $1, 800 Successfully transitioned to a specialty biopharmaceutical company Continued a multi-year companywide evolution of our operating model Prioritize resources to focus on a core set of brands and markets positioned to deliver a strong platform for long-term value creation for shareholders Continue investing in R&D to ensure a sustainable pipeline of transformational medicines Continue to evolve our manufacturing network in line with our portfolio Streamline infrastructure, more strategically aligned to the focused way we will run our business NOT FOR PRODUCT PROMOTIONAL USE 3 2016 Revenues of Select Key Products (millions) Hepatitis C Franchise 4000 $3,343 3000 2500 2000 1500 1000 500 0 20152016 $3,774 $3, 500 $3, 000 $2, 500 $2, 000 $1, 500 $1, 000 $500 $0 20152016 $2,265 $2, 000 $1, 500 $1, 000 $500 $0 20152016 $2, 000$1,824 $1,620 $1, 600 $1, 400 $1, 200 $1, 000 $800 $600 $400 $200 $0 20152016 $1,126$1,053 $1, 000 $800 $600 $400 $200 $0 20152016 $1,578 $1, 600 $1, 400 $1, 200 $1, 000 $800 $600 $400 $200 $0 20152016 $1,885 $942 $1,860 Total revenues increased 17% GAAP EPS increased 185% and Non-GAAP EPS was up 41% year-over-year

Immuno-Oncology and Pipeline Update

Unprecedented Achievements:

> 200 Global Approvals for Opdivo

11 *New England Journal of Medicine Publications*

11 FDA Approvals in Opdivo

7 Breakthrough Therapy Designations

Note: All milestones since 2014

Opdivo: Unrivaled Speed of Approvals



11
Approved
Indications
in 2 Years
10
8
6
4
2
0
Opdivo
Avastin
Taxotere

2016 Update:

- Opdivo gained additional FDA approvals for treatment of classical Hodgkin lymphoma and head & neck cancer and an EU approval for classical Hodgkin lymphoma
- 2 Breakthrough Therapy Designations: head & neck and bladder cancer
- Opdivo approved in over 60 countries
- CheckMate-026, a trial investigating Opdivo as monotherapy in previously untreated advanced non-small cell lung cancer, did not reach primary endpoint
- Continued to advance the pipeline beyond I-O and have continued to use important business development activities to supplement and strengthen our early stage portfolio in immunoscience, cardiovascular and fibrotic diseases

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4

Bristol-Myers Squibb

Board Leadership Transition Effective upon completion of the 2017 Annual Meeting of Shareholders on May 2, 2017, Lamberto Andreotti will retire as Chairman and a member of the Board. The Board has elected Dr. Giovanni Caforio to become the next Chairman of the Board. Secretary Togo D. West, Jr. will be retiring as Lead Independent Director and a member of the Board at the 2017 Annual Meeting. The independent directors of the Board have elected Dr. Vicki L. Sato to serve in the position. directors stakeholder questions, as appropriate independent directors as appropriate sessions to CEO & Chairman NOT FOR PRODUCT PROMOTIONAL USE 5 The Board recognizes that our empowered Lead Independent Director role enables Dr. Sato to provide strong leadership of the independent directors and ensures an effective, high-functioning Board with appropriate safeguards and independent oversight The Lead Independent Director’s responsibilities include: – Serving as liaison between the– Approving the quality, quantity and independent directors and the Chairman timeliness of information sent to the Board – Reviewing and approving meeting– Serving a key role in Board & CEO agendas and sufficiency of timeevaluations – Calling meetings of the independent– Responding directly to shareholder and – Presiding at all meetings of the– Communicating with major shareholders, – Recommending advisors and consultants – Providing feedback from executive Vicki L. Sato, Ph.D. Lead Independent Director Dr. Sato’s extensive and distinctive experience in business, academia and science provides the Board with a valuable perspective of the issues facing Bristol-Myers Squibb and position her well to serve as our Lead Independent Director. Giovanni Caforio, M.D. Chief Executive Officer & Chairman-Designate Dr. Caforio brings an unmatched depth and breadth of experience from his 16 years experience working across the organization and his deep institutional knowledge and industry experience uniquely position him to serve as Chairman.

Board Refreshment and Leadership Update New Independent Directors: NOT FOR PRODUCT PROMOTIONAL USE 6 Theodore R. Samuels Former President of the Capital Guardian Trust Company • Extensive business and operational experience, particularly with respect to economics and investment decision making • Service on numerous management and investment committees provide him the necessary perspective to drive long-term shareholder value Matthew W. Emmens Former Chairman, President and CEO, Vertex Pharmaceuticals Incorporated and Former Chairman and CEO, Shire PLC • Significant expertise in management, business development and operations, particularly with respect to strategy and team effectiveness • With 40+ years at biopharmaceutical companies, he brings an important perspective and knowledge of the challenges facing the industry Robert J. Bertolini Former President and CFO, Bausch & Lomb Incorporated and Former EVP and CFO, Schering-Plough Corp. • Extensive expertise in our industry, particularly in building world class finance and information technology functions and in overseeing business development and strategy • Former CFO positions and auditing experience provide an important perspective on financial and regulatory challenges Three new independent Directors provide balance of skills The Board elected Robert J. Bertolini, Matthew W. Emmens, and Theodore R. Samuels to the Board, effective February 21, 2017 New directors bring a fresh perspective and important skills and experience that further strengthen and compliment the Board Appointment of Dr. Thomas J. Lynch, Jr. as Chief Scientific Officer Resigned from the Board effective March 15, 2017 and became the new Chief Scientific Officer Brings 30 years of industry knowledge and a sophisticated understanding of the BMS R&D program

Board Well Positioned to Support Company Strategy

Giovanni Caforio, M.D. (New Since 2013)
- 16 years of experience at Bristol-Myers Squibb, including previous role as COO



CEO & Chairman

Vicki L. Sato, Ph.D.
- Professor of Management Practice, Harvard Business School
- **Committees**: CDCG (c), S&T (c)



Lead Independent Director

Peter J. Arduini (New Since 2013)
- President and Chief Executive Officer, Integra LifeSciences Holdings Corporation
- **Committees**: Audit, CMDC



Robert J. Bertolini (New Since 2013)
- Former President and CFO, Bausch & Lomb Incorporated and Former EVP and CFO, Schering-Plough Corp.
- **Committees**: Audit, CDCG



Matthew W. Emmens (New Since 2013)
- Former Chairman, President and Chief Executive Officer, Vertex Pharmaceuticals Incorporated
- **Committees**: CMDC, S&T



Laurie H. Glimcher, M.D.
- President and Chief Executive Officer, Dana Farber Cancer Institute, Inc.
- **Committees**: S&T



Michael Grobstein
- Former Vice Chairman, Ernst & Young LLP
- **Committees**: Audit, CMDC (c)



Alan J. Lacy
- Non-Executive Chairman, Dave & Buster's Entertainment, Inc. and former Vice Chairman and CEO of Sears Holdings Corporation
- **Committees**: Audit (c), CDCG



Dinesh C. Paliwal (New Since 2013)
- Chief Executive Officer and Director, Harman International Industries, Inc.
- **Committees**: CMDC, CDCG



Theodore R. Samuels (New Since 2013)
- Former President of the Capital Guardian Trust Company
- **Committees**: Audit, CDCG



Gerald L. Storch
- Chief Executive Officer, Hudson's Bay Company
- **Committees**: Audit, CMDC



= New Since 2013

Audit: Audit Committee
CDCG: Committee on Directors & Corporate Governance
CMDC: Compensation & Management Development Committee
S&T: Science & Technology Committee
Note: Board and Board positions as of May 2, 2017

Comprehensive Board Expertise



Healthcare Industry 8
Science/Technology 6
Sales and Marketing 7
Manufacturing 7
Financial 11
International 10
Academia 2
Public Company CEO/CFO 7
Outside Public Company Board Experience 10

Range of Tenure



5-10 years
(3 Directors)
>10 years
(2 Directors)
0-4 years
(6 Directors)

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Bristol-Myers Squibb

Committed to Sound Corporate Governance Board Accountability and Shareholder Rights The Board continues to place Proactive shareholder engagement Proxy access shareholder right a high priority on engagement with our shareholders Annual election of Directors Ability to call special meetings (25%) Majority voting standard for election of Directors During 2015 and 2016, we met with shareholders representing over 40% of shares outstanding, and our Lead Independent Director met directly with shareholders representing over 20% of shares outstanding Extensive related party transaction policies and procedures Robust Lead Independent Director role No supermajority voting provisions for common stockholders Board Science and Technology Committee with strong subject matter expertise provides critical oversight of R&D and pipeline No stockholder rights plan Input provided by our shareholders enabled the Board to more thoroughly evaluate our governance practices, including the proxy access bylaw that we adopted in February 2016 Limit on public company board memberships for BMS Directors (4) Semi-annual political contributions disclosures NOT FOR PRODUCT PROMOTIONAL USE 8

Executive Compensation Supporting our Strategy Continued Commitment to our Compensation Philosophy and Structure 2016 Target Total CEO Compensation Com pet it iv e P rogram P ay 1 Base Salary 10% Attracts, retains, and incentivizes talented executives capable of leading our business in our highly complex and competitive environment P ay for P erform an ce A substantial proportion of our executives’ pay is variable, at-risk based on our financial and operational results and delivered in the form of equity, supporting alignment over the long term between our executives and our shareholders Annual Incentive 15% Performance Share Units 45% 2 Market Share Units 30% Sound Compensation Governance Practices X X X X X 100% performance-based annual and long-term incentives No tax gross-ups in change-in-control agreements No NEO employment contracts for a fixed term Caps on payouts under annual and long-term incentive awards No NEO guaranteed bonuses No re-pricing or backdating of equity awards Robust share ownership and retention guidelines Prohibition on speculative and hedging transactions Robust clawback and recoupment policies Double-trigger change-in-control agreements NOT FOR PRODUCT PROMOTIONAL USE 9 2016 CEO Compensation --------------------------- Benchmarked to the Median of our peer group 90% of target pay is performance based 75% of target pay was delivered in long term equity incentives with multi-year vesting

2016 Executive Compensation Changes became effective in 2016 that further enhance the structural alignment between our incentive program and our strategy and directly reflect shareholder feedback Lengthened the performance period in our Performance Share Unit (PSU) program from one year to three years Eliminated non-GAAP earnings per share (EPS) metric overlap in annual and long-term incentive plans Introduced a new mix of performance metrics in our PSU program Reduced the annual maximum incentive opportunity from 251% to 200% of target competitive and dynamic marketplace NOT FOR PRODUCT PROMOTIONAL USE 10 Executive Compensation at Work: 1.Places greater emphasis on long-term performance Better aligns compensation program with our growth strategy, market practice, and investors Emphasizes long-term compensation in our overall executive pay mix Continues to reinforce the importance of our pipeline through the use of our pipeline metric in our Annual Incentive Plan 2.Enhances our ability to attract, retain, and engage talented executives to lead our business in a highly Shareholders viewed our new program favorably and cast 96% of votes in favor of 2016 Say on Pay Proposal

We Value Your Support at Our 2017 Annual Meeting NOT FOR PRODUCT PROMOTIONAL USE 11 Shareholder Proposal The request to reduce our special meeting ownership threshold from 25% to 15% is unnecessary given: – Our history of responsiveness to shareholders – Our adoption of proxy access, in addition to other strong shareholder rights The current 25% threshold is equal to or lower than that of 69% of S&P 500 companies that are incorporated in Delaware and have adopted special meeting rights Reducing the special meeting threshold to 15% would expose our shareholders to the risk that a small minority of holders, including those with special interests, could trigger the expense and distraction of a special meeting to pursue matters that are not widely viewed as requiring immediate attention or that may not be in the best interest of all shareholders Accordingly, our Board recommends a vote AGAI N ST the shareholder proposal to lower the special meeting ownership threshold 2017 Bristol Myers-Squibb Board Recommendations FOR Election of Directors FOR Advisory vote to approve the compensation of our Named Executive Officers ONE YEAR Advisory vote on the frequency of the advisory vote to approve the compensation of our Named Executive Officers FOR Re-approval of the material terms of the Performance-Based Awards under the Company’s 2012 Stock Award and Incentive Plan (for 162(m) purposes) FOR Approval of an Amendment to the Company’s 2012 Stock Award and Incentive Plan FOR Ratification of the appointment of an independent registered public accounting firm AGAINST Shareholder proposal to lower special meeting ownership threshold

2012 Stock Award and Incentive Plan Proposals NOT FOR PRODUCT PROMOTIONAL USE 12 Accordingly, our Board recommends a vote FOR both proposals relating to the 2012 Stock Award and Incentive Plan Approval of an Amendment to the Company’s 2012 Stock Award and Incentive Plan Sole purpose of the proposed amendment is to add a limit on the amount of compensation paid to non-employee directors In line with emerging best practices Re-approval of the material terms of Performance-Based Awards under the Company’s 2012 Stock Award and Incentive Plan (the “Plan”) Material terms of the Plan were approved by shareholders in 2012 Sole purpose of the proposal is to preserve our ability to grant awards to covered employees under the Plan that will qualify as performance-based compensation deductible without limitations under Section 162(m) This Proposal does not seek to increase the number of shares of common stock that can be issued under Plan awards Approval of this Proposal by the company’s shareholders will not result in any additional cost to the company

Forward-Looking and Non-GAAP Information This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K.These documents are available from the SEC, the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date.While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. This presentation also contains certain non-GAAP financial measures, adjusted to include certain costs, expenses, gains and losses and other specified items.Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are available on the Company’s website at www.bms.com. NOT FOR PRODUCT PROMOTIONAL USE 13

Appendix NOT FOR PRODUCT PROMOTIONAL USE 14

2016-2017 Compensation Plan Structure Factor against pre-defined and late-stage pipeline and in Human, Proof of Confidence, the performance of high value assets and the integration of NOT FOR PRODUCT PROMOTIONAL USE 15 Market Share Units (40%) Rewards creation of incremental shareholder value Provides a mix of short, medium and long-term performance periods Multi-year vesting helps to promote retention without breaking pay-for-performance link Reward the achievement of financial goals and further align executive compensation with the interests of our shareholders as measured by Operating Margin, Total Revenues and relative to Total Shareholder Return, each over an applicable three year performance period. Long-Term Incentive Performance Share Units (60%) Annual Incentive Company Performance Factors Individual Performance EPS (50%) Critical measure of annual profitability, aligning our employees with our shareholders Committee judgment applied measureable operational, financial, and strategic objectives Clear performance objectives are set at the beginning of each year to align with our company’s goals Executives are assessed on “Results” and “Behaviors” – assessments are used as the basis for making individual compensation decisions Total Revenues (25%) Foundation of long-term sustainable growth and competitive superiority Pipeline (25%) Near-Term Value (50%) Regulatory submissions and product approvals Increases focus on development of a robust earlier pipeline Long-Term Growth Potential (50%) Development Candidates, First Regional Study Starts Qualitative Overlay Reflects management and the Board’s holistic evaluation of our pipeline performance, including such considerations as acquired assets, among other factors. Base Salary Allows us to attract and retain talent in a highly competitive labor market Set based on pay levels of comparable positions within peer group, as well as qualifications, experience and role characteristics Merit increases based on individual performance and size of annual merit increase budget